UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2017

RED HAT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33162	06-1364380
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Davie St., Raleigh, North Carolina 27601

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code (919) 754-3700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01.	Regulation FD Disclosure.

On August 29, 2017, Red Hat, Inc., a Delaware corporation (the “Company”), issued a press release announcing that Dr. Narendra K. Gupta has succeeded General H. Hugh Shelton as Chairman of the Company’s Board of Directors and released a brief Q&A with Dr. Gupta along with a corporate governance/executive compensation fact sheet (“Fact Sheet”) that will be posted on the Company’s website. The press release, Q&A and Fact Sheet are furnished herewith as Exhibits 99.1, 99.2 and 99.3 respectively to this Current Report on Form 8-K.

The information furnished pursuant to Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2017	RED HAT, INC.

	By:	/s/ R. Brandon Asbill
		Name:	R. Brandon Asbill
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 29, 2017

99.2	Q&A with Dr. Gupta released August 29, 2017

99.3	Corporate Governance/Executive Compensation Fact Sheet dated August 2017